Intangible assets, net - Estimated amortization expense (Details) - Mar. 31, 2021 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Intangible assets, net
2022	¥ 4,621	$ 705
2023	4,621	705
2024	4,621	705
2025	4,621	705
2026	4,621	705
2027 and thereafter	65,097	9,937
Total amortization expenses	¥ 88,202	$ 13,462